Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO THE LICENSE AGREEMENT

UC Control Number [***]

THIS SECOND AMENDMENT (the “Second Amendment”), dated April 22, 2024 (the “Effective Date”), is made by and between The Regents of the University of California (“The Regents”), a California corporation having its statewide administrative offices at [***], acting through the offices of the Technology Development Group of The University of California, Los Angeles located at [***] and Sana Biotechnology, Inc. (“Licensee”) having a principal place of business at 188 E. Blaine St., Suite 400, Seattle WA 9810, and amends the license agreement with Licensee, dated March 01, 2019 with UC Agreement Control Number [***] (the “License Agreement”) as amended by the first amendment dated May 21, 2021 with UC Control Number [***] (such amendment is also part of the License Agreement for purposes of this agreement) in accordance with the terms and conditions of this Second Amendment.

RECITALS

WHEREAS, Licensee wishes to amend the development milestone set forth in Section 6.2C, and subsequent milestones 6.2D – F of the Agreement as stated in Section 6.4A.

WHEREAS, The Regents The Regents is willing to grant such an extension of the development milestone and timeline set forth in Section 6.2C, and subsequent development milestones Section 6D-F of the Agreement;

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth, all parties to this Second Amendment mutually agree to amend the License Agreement as follows:

Delete and replace Section 6.2, with the following:

The Regents has the right and option to either terminate this Agreement or reduce Licensee’s exclusive license to a nonexclusive license if Licensee fails to perform any of the terms in Section 6.1 or this Section 6.2, subject to Sections 6.4 below. This right, if exercised by The Regents, supersedes the rights granted in Article 2 (GRANT). Licensee will achieve each of the following development milestones (each a “Development Milestone”) with respect to at least one End User Product:

[***]

In Consideration for this Second Amendment, Licensee agrees to pay to The Regents [***] Dollars ($[***]) as stipulated in section 6.4A of the License Agreement – such payment will be made pursuant to the instructions on the invoice provided by The Regents. If Licensee fails to make such payment within [***] ([***]) days of Licensee’s receipt of such invoice, then the terms set forth in Section 12.1 of the License Agreement shall apply.

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Exhibit 10.1

All other terms and conditions of the License Agreement remain the same. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

IN WITNESS WHEREOF, the parties have executed this Second Amendment by their duly authorized representatives for good and valuable consideration.

SANA BIOTECHNOLOGY, INC. THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By: /s/ Ed Rebar _______________ By: /s/ Mark A. Wisniewski _________

Name: Ed Rebar Name: Mark A. Wisniewski

Title: SVP, Head of Cell Engineering Technologies Title: Sr. Director, Bio Pharmaceuticals

Date: May 21, 2024 Date: 5/2/2024

Email: [***]	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA By: /s/ Amir Naiberg________________ Signature Name: Amir Naiberg Title: Assoc. Vice Chancellor and President & CEO Date: 5/2/2024

FIN XE 2ndAMNT (Sana - [***]) 04 22 24